                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 14, 1996
                                                 ------------------

                       BIOJECT MEDICAL TECHNOLOGIES INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                 0-15360                              93-1099680
         ------------------------         --------------------------------
         (Commission File Number)         (IRS Employer Identification No.)


       7620 SW Bridgeport Road
          Portland, Oregon                                            97224
---------------------------------------                             ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (503) 639-7221
                                                    --------------


                                     N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Unaudited Consolidated Financial Statements for Bioject Medical Technologies Inc. including:

             Unaudited Consolidated Balance Sheet as of November 30, 1996

             Unaudited Consolidated Statement of Operations for the five months ended November 30, 1996

             Notes to Unaudited Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BIOJECT MEDICAL TECHNOLOGIES INC.



Date:    January 14, 1997                    By /s/ Peggy J. Miller
                                            ----------------------------------
                                            Peggy J. Miller
                                            Vice President, Chief Financial
                                            Officer, Secretary/Treasurer

                                 Exhibit Index

Exhibit
Number           Exhibit
------           -------
99               Unaudited Consolidated Financial Statements for Bioject
                 Medical Technologies Inc. and Subsidiaries






         5                                                EXHIBIT 99

              BIOJECT MEDICAL TECHNOLOGIES INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS

                                               November 30,   November 30,
                                                  1996            1996
                                               --------------------------
                                               (unaudited)     (proforma)
               ASSETS
------------------------------------------
CURRENT ASSETS:
     Cash and cash equivalents                  $   753,170    $ 2,916,170
     Accounts receivable                            188,404        188,404
     Inventories                                  1,731,177      1,731,177
     Prepaid and other current assets                50,011         50,011
                                                -----------    -----------
          Total current assets                    2,722,762      4,885,762

CASH - RESTRICTED                                   600,000        600,000

PROPERTY AND EQUIPMENT, at cost:
     Machinery and equipment                      1,435,738      1,435,738
     Production molds                               780,980        780,980
     Furniture and fixtures                         163,832        163,832
     Leasehold improvements                          73,854         73,854
     Equipment and molds under
       construction, pledged                      1,175,819      1,175,819
     Capitalized interest                            54,242         54,242
                                                -----------    -----------
                                                  3,684,465      3,684,465
     Less - Accumulated depreciation             (1,420,838)    (1,420,838)
                                                -----------    -----------
                                                  2,263,627      2,263,627
OTHER ASSETS                                        293,094        293,094
                                                -----------    -----------
                                                $ 5,879,483    $ 8,042,483
                                                ===========    ===========
    LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------
CURRENT LIABILITIES:
     Accounts payable                           $   706,556    $   706,556
     Accrued payroll                                235,442        235,442
     Other accrued liabilities                      257,433        257,433
     Deferred revenue                                     -              -
                                                -----------    -----------
          Total current liabilities               1,199,431      1,199,431

LONG-TERM DEBT                                    1,600,000      1,600,000
COMMITMENTS
SHAREHOLDERS' EQUITY:
     Preferred stock, no par, 10,000,000
       shares authorized; no shares issued
       and outstanding                                    -              -
     Common stock, no par, 100,000,000
       shares authorized; issued and
       outstanding 15,616,712 shares at
       November 30, 1996 actual, 19,051,205
       (proforma)                                36,160,508     38,323,508
     Accumulated deficit                        (33,080,456)   (33,080,456)
                                                -----------    -----------
          Total shareholders' equity              3,080,052      5,243,052
                                                -----------    -----------
                                                $ 5,879,483    $ 8,042,483
                                                ===========    ===========

              The accompanying notes are an integral part of these
                       consolidated financial statements

                 BIOJECT MEDICAL TECHNOLOGIES INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE TWO MONTHS ENDED NOVEMBER 30, 1996
                                  (UNAUDITED)

Revenues:
        Net sales of products                                                       $ 142,303
        Licensing/technology fees                                                      80,000
                                                                             ----------------
                                                                                      222,303
                                                                             ----------------
Expenses:
        Manufacturing                                                                 280,271
        Research and development                                                      215,653
        Selling, general and administrative                                           549,735
        Other (income) expense                                                        (10,611)
                                                                             ----------------

          Total expenses                                                            1,035,048
                                                                             ----------------



Net loss                                                                           $ (812,745)
                                                                             ================


              The accompanying notes are an integral part of these
                       consolidated financial statements

               BIOJECT MEDICAL TECHNOLOGIES INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996
                                  (UNAUDITED)


General

         The accompanying financial statements do not include all of the information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles including estimates where appropriate. In the opinion of management, all adjustments (consisting only of normal, recurring adjustments) considered necessary to fairly reflect the Company's consolidated financial position and consolidated results of operations have been included.

Subsequent events

         In December 1996, the Company completed a private placement (the "First Placement") of 3,120,000 units, each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at an exercise price of $1.00. The warrants, which are exercisable in whole or from time to time in part, expire five years from the date of issuance, and are transferable subject to compliance with all applicable federal and state securities laws. Proceeds to the Company, net of commissions (excluding estimated expenses) was $2 million. Preferred Technology, Inc. acted as agent in connection with the Placement and in connection therewith, received $107,640 as a placement fee and a warrant to acquire 156,000 shares of Common Stock at a exercise price per share of $0.828125.

         In December 1996, the Company completed a second private placement (the "Second Placemnet") of 314,493 units, each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at an exercise price of $1.00. The warrants, which are exercisable in whole or from time to time in part, expire five years from the date of issuance, and are transferable subject to compliance with all applicable federal and state securities laws. Veber Partners acted as agent in connection with the Second Placement and in connection therewith, received $34,860 as a placement and financial advisory fee.

          If both the First Placement and the Second Placement had taken place at November 30, 1996, the Company's cash and cash equivalents and total assets at that date would have been $2,916,170 and $8,042,483, respectively.